WESTCORE TRUST
Westcore MIDCO Growth Fund
Westcore Blue Chip Fund
Westcore Growth Fund
Westcore Small-Cap Opportunity Fund
Westcore Mid-Cap Value Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

SUPPLEMENT DATED FEBRUARY 27, 2006
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2005

The following information supplements and should be read in conjunction with the information provided in the Funds' Statement of Additional Information dated September 28, 2005.

  The "Trustees and Officers" section on page 43 through 46 should be supplemented with the following information.

Ms. Mary K. Anstine was elected as a Trustee on February 22, 2006.  She was also elected to serve on the Audit Committee, Legal Compliance Committee and Nominating and Governance Committee.

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

INDEPENDENT TRUSTEES
Mary K. Anstine Age 65	Trustee	Since February 22, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee of the following: Denver Area Council of the Boy Scouts of America and AV Hunter Trust. Ms. Anstine is also a Director of the Colorado Uplift Board and Denver Chapter of the Alzheimer's Association. Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust; and Reaves Utility Income Fund.	11	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust; and Reaves Utility Income Fund.

1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust's Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust's Code of Regulations; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twelve Funds in the Fund Complex, including eleven Westcore Funds and Blue Chip Value Fund, Inc., which are also advised by Denver Investment Advisors LLC.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.

  The following paragraph supplements the "Administrators" section which concludes on page 58:

The Trust has agreed to reimburse ALPS Mutual Funds Services, Inc. ("ALPS") for a reasonable portion of the total costs incurred by ALPS for (a) software to assist in the preparation of certain Trust financial reports and (b) for third-party reports on ALPS' internal control structure. Such costs will be allocated in a reasonable manner to the Funds.